UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2002



                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


         Delaware                       000-21336              94-3177293
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or organization)                            Identification Number)


                                200 Cardinal Way
                             Redwood City, CA 94063
           (Address of principal executive offices including Zip Code)

                                 (650) 385-3000
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

         On October 1, 2002, we entered into a transaction where we borrowed $3,000,000 from our CEO, William M. Hawkins, III. The indebtedness owing to William M. Hawkins, III is evidenced by a secured bridge note (the "Note"). The
Note is secured by all our assets pursuant to the terms and conditions set forth in a security agreement (the "Security Agreement") issued by us in favor of William M. Hawkins, III. A copy of the Note is attached hereto as Exhibit 10.1 and a copy of the Security Agreement is attached hereto as Exhibit 10.2. The indebtedness evidenced by the Note is subordinated to the indebtedness owing by us to GE Capital Commericial Services, Inc. under a Loan and Security Agreement dated as of June 27, 2002, filed as Exhibit 10.14 to our Form 10-K filed with the Securities and Exchange Commission on July 1, 2002. The terms by which the
Note is subordinated are more fully set forth in a subordination agreement (the "Subordination Agreement") entered into by and among us, William H. Hawkins, III and GE Capital Commercial Services, Inc. A copy of the Subordination Agreement is attached hereto as Exhibit 10.3.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statment

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits.

 ------------------------ ------------------------------------------------------
 10.1                     Secured Bridge Note
 ------------------------ ------------------------------------------------------
 10.2                     Security Agreement
 ------------------------ ------------------------------------------------------
 10.3                     Subordination Agreement
 ------------------------ ------------------------------------------------------

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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 7, 2002                 THE 3DO COMPANY



                                         By: /s/ Richard A. Gelhaus
                                             -----------------------------------
                                             Richard A. Gelhaus
                                             Chief Financial Officer




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



                                  EXHIBIT INDEX

 ------------------------ ------------------------------------------------------
 10.1                     Secured Bridge Note
 ------------------------ ------------------------------------------------------
 10.2                     Security Agreement
 ------------------------ ------------------------------------------------------
 10.3                     Subordination Agreement
 ------------------------ ------------------------------------------------------



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